Exhibit 99.1
Jefferies 3rd Annual Industrial CEO Summit August 15, 2007 .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis .... while enhancing earnings growth and stability by broadening technology, market, and geographic reach

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Realigning product and service portfolios towards favorable trends .... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common culture across our operating companies

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.7million at 6/30/07 Market Cap: Approximately $900 million at 6/30/07 Component of: S&P Super Composite 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: $763 million @ 12/31/06, over $1 billion expected in 2007 Diluted EPS: $2.45 for 2006 which includes a favorable tax valuation allowance benefit of $1.07, or $1.38 excluding the allowance Debt to Total 11% at 6/30/07 Capitalization: Overview

Second Quarter 2007 Recap Quarterly Revenue Up $46.5 million or 25% compared to second quarter 2006 The eighteenth consecutive quarter where sales were higher than the comparable quarter the previous year Metal prices accounted for approximately 3% of the sales increase and organic growth was 22% International sales 42% of the total EPS Earnings per share of $0.38 diluted compared to $0.35 diluted for the second quarter of 2006 Includes ($0.15) per share charge related to an isolated production ramp-up quality issue and ($0.13) per share non-cash lower of cost or market inventory charge due to the decline in the market price of ruthenium Partially offsetting these changes is a margin benefit of $0.14 per share related to the sale of low-cost ruthenium that was in the production system at the beginning of the year The net impact of the above three items was ($0.14) per share

First Half 2007 Recap Sales up 36% to $484 million Earnings per share of $1.50 compares to prior year's $0.62 Sales growth, adjusting for metal price increased 31% A new first half sales high, even after adjusting for metal price inflation Seven consecutive quarters of greater than 20% growth Operating profit percentage improves to 7.7% from 5.7% (excluding non-recurring charges and benefits)

Strong conditions in key markets driving solid sales growth Strong sales growth driven by Broad based demand increase and new products Added sales from acquisitions Higher metal prices Consumer electronics a primary factor Portable devices, such as cell phones Hard disk drives/data storage Gaming devices Industrial products growth another important factor Oil and gas Heavy equipment Aerospace

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting growth applications in growing markets Advancing the World's Technologies

Typical End Uses Magnetic Data Storage for hard disk drives Industrial products For Oil & Gas and Mining Medical Devices Cellular phones, I-Pods and other wireless communication devices Notebook and network computers Electronic components in cars and trucks Commercial Aerospace Defense

Global Leader in High Performance Engineered Materials Q2 2007 Revenue by Market Other Telecommunications Magnetic & Data Storage Industrial Components Aerospace & Defense Automotive Appliance 0.07 0.4 0.26 0.08 0.07 0.07 0.05 Other Appliance Aerospace & Defense Industrial Components Data Storage Automotive Telecommunication & Computer

Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries Q-2 2007 International sales were 42% and growing Act globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

BEM - Targeting Growth Applications in Growing Markets Mobile Telecommunications Disk Drive Head Demand 2001 2002 2003 2004 2005 Est. 2006 2007 2008 2009 Pico 640 634 713 885 1180 1385 1580 1666 1687 Build Schedule for Boeing/Airbus O&G - Rotary Rig Count

Brush Engineered Materials - Major Business Units Alloy Be Products TMI Other WAM East 0.33 0.07 0.07 0.01 0.52 West North Williams Advanced Materials PVD Targets Optical Coatings Refining Electronic Packaging 52% Alloy (Cu based Be and Ni Alloy) Electronic Connectors Industrial Components 33% Be Products Defense/Aerospace Specialty Commercial Products 7% TMI (Specialty Clad and Plated Strip) Automotive Connectors Telecommunications Consumer electronics 7% Other 1% Q-2 2007 Revenue Be and Be Composites Specialty Engineered Alloys Advanced Material Technologies and Services Engineered Material Systems

BEM- 2006 Revenue by Market Other Telecommunications Magnetic & Data Storage Automotive Aerospace & Defense Industrial Components Appliance 0.11 0.42 0.12 0.1 0.1 0.09 0.06 Other Appliance Aerospace & Defense Industrial Components Data Storage Automotive Telecommunication & Computer Market growth > 10%/yr

AMTS Corporate Thin Film Products Electronic Packaging Products Advanced Material Technologies and Services Business Structure Today and Evolving Thin Film Services Fab Services Specialty Inorganic Materials Ireland Czech Republic Wheatfield, NY Brewster, NY Buffalo, NY Buffalo, NY Singapore Philippines Buellton, CA Buffalo, NY CERAC-Milwaukee Suzhou China Additional Service Operations: Taiwan, Suzhou, Ireland, Singapore, California Operating Locations

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Specialty inorganic chemicals Strong end use markets Data storage Wireless/handsets semiconductor Optical media Optics Industry leading service and support Global sales and applications support "Best-in-class" response times Growing business in chamber services Low-cost operations in Singapore, Taiwan and the Philippines New offices in Korea, Japan, Shanghai, Czech Republic

Thin film materials for both the read/write head and disc platter. Chamber Services complement materials offering. Applications growing into many commercial and mobile electronic products. Key Markets - Magnetic Head and Media

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

New Product and Technology Development Magnetic Media and Head Materials Under Bump Metallization (UBM) for Flip Chip FCCL Materials Wireless and Photonics Visi-Lid(tm) - A transparent lid for New Photonics applications Expanded refining/chamber services supporting the thin film materials business Silver Alloys for HD-DVD and Blue Ray Disc manufacturing Solar Panel Thin Film Materials MEMS and Photovoltaic Packaging Materials Nanotechnology Materials

Physical Vapor Deposition (PVD) Process

World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network Also, new High Be Pebbles Plant underway with DOD Title III funding

Strip Alloy Applications (strength, conductivity, spring characteristics ... typically 1% to 2% Beryllium) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads Reliability and Miniaturization

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity ... typically 1% to 2% Beryllium) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Toughmet(r) - a new unique solution for the most challenging wear and load conditions Oil & Gas...deeper drilling...tougher conditions Rotary steering drills Sour well drilling and completion tools Sub-sea control valves Blow-out preventions Heavy equipment ... larger equipment ... critical uptime Heavily loaded bushings in mining and construction On highway drive trains Heavy pumps On highway opportunities Aero ... larger planes ... tougher conditions Landing gear, wheels, and brakes Airframe attachments Fluid power systems Boeing 777, 787; Airbus 380, 350 Military Confidence Weight Reduction Uptime Replacing bronze, stainless, and nickel alloys

Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

Technical Materials Inc. - solving customers' problems with engineered strip metals Mill Products Specialty cladding and inlay Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Automotive, Telecom/Computer, Medical, Energy Disk Drive Arms Automotive Control Components Specialty Electronic Connectors

BEM - Execution Initiatives Organic growth through new products, applications, and services Close collaboration with customers Expansion of international base and sales Broaden markets and technology Leverage above through "smart" acquisitions No let up in manufacturing excellence ... Lean Sigma process Having the ability and passion to thrive on change !!!

New Products – Growing Applications in Growing Markets (all >10% long-term growth expected) … *examples*

Product	Market	Driver	Division
PVD Magnetic Media	Hard Disk Drive	Increase storage capacity	WAM
PVD - UMB	Consumer Electronics	Miniaturization	WAM
PVD – Evap Pro	Compound Semiconductor	Miniaturization	WAM
Chamber Service	PVD Customers	Service demands	WAM
PVD - Visilid	Optics	IR Wavelength	WAM
Alloy 390 Strip	Portable Elec	Miniaturization and Power	Alloy
ToughMet	O&G, Aerospace, Heavy Equipment	Reliability	Alloy
Clad Stainless – Aluminum Strip	Hard Disk Drive	Increase storage capacity	TMI

BRUSH ENGINEERED MATERIALS
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2000 2001 2002 2003 2004 2005 2006 2007 564 473 373 401 496 541 763 1100 Annual Revenue: Historical In 2001, the telecommunications and computer market declined; In 2003, our revenue growth began to return to historical rates Growth % 24% -16% -21% +8% +24% +9% +41% +30-35% Est. Telecom Crash

Our on-going value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions Margin Improvement Lean sigma-driven operating efficiency improvement New higher value add products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean sigma-driven factory utilization gains

Margins have improved through cost reduction and productivity improvement initiatives Historical Gross Margin Trends Margin % Sales ($MM) (1) Represents approximate G.P.% at 2004 metal prices 2000 2001 2002 2003 2004 2005 2006 0.21 0.14 0.13 0.18 0.22 0.2 0.23 564 473 373 401 496 541 763 0.039 0.0175 (1) (1) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Margin Revenue

Q-3 2007 Outlook Third quarter 2007 sales are expected to be in the range of $240.0 to $250.0 million Up 20% to 25% compared to the prior year Eighth consecutive quarters of greater than 20% growth Third quarter 2007 earnings are expected to be in the range of $0.45 to $0.55 per share Up 30% to 55% compared to the prior year Excludes 5¢ to 10¢ expected benefit from ruthenium inventory that was in the production system at the beginning of the year

In Summary, we are ... Encouraged by conditions in our key markets and our initiatives to grow sales Confident about progress we're making with our margin improvement initiatives Seeing a strong second half of 2007 and solid momentum moving into 2008

Strategic Highlights Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche oriented product offerings Acquisitions adding to growth and earnings Focus on operational excellence paying dividends Strong cash flow Strong balance sheet provides liquidity to support growth

Brush Engineered Materials - Material Solutions for the World's Leading Companies